                                                                    Exhibit 23.2


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated January 15, 1997, accompanying the consolidated financial statements of Tellabs, Inc. and Subsidiaries as of December 27, 1996 and for the two years then ended incorporated by reference in this Post-Effective Amendment on Form S-8 to the Registration Statement on Form S-4.


GRANT THORNTON LLP
Chicago, Illinois
August 3, 1998